4Q23 Earnings Presentation Exhibit 99.2

2 Forward-Looking Statements Forward-Looking Statements This communication contains forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, made through the use of words or phrases such as ‘‘may’’, ‘‘might’’, ‘‘should’’, ‘‘could’’, ‘‘predict’’, ‘‘potential’’, ‘‘believe’’, ‘‘expect’’, ‘‘continue’’, ‘‘will’’, ‘‘anticipate’’, ‘‘seek’’, ‘‘estimate’’, ‘‘intend’’, ‘‘plan’’, ‘‘projection’’, ‘‘would’’, ‘‘annualized’’, “target” and ‘‘outlook’’, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. Forward-looking statements involve estimates and known and unknown risks, and reflect various assumptions and involve elements of subjective judgement and analysis, which may or may not prove to be correct, and which are subject to uncertainties and contingencies outside the control of Byline and its respective affiliates, directors, employees and other representatives, which could cause actual results to differ materially from those presented in this communication. No representations, warranties or guarantees are or will be made by Byline as to the reliability, accuracy or completeness of any forward-looking statements contained in this communication or that such forward-looking statements are or will remain based on reasonable assumptions. You should not place undue reliance on any forward-looking statements contained in this communication. Certain risks and important factors that could affect Byline’s future results are identified in our Annual Report on Form 10-K and other reports we file with the Securities and Exchange Commission, including among other things under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022. Any forward-looking statement speaks only as of the date on which it is made, and Byline undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise unless required under the federal securities laws. Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

Performance Highlights Delivered Solid Full Year 2023 Results Reported net income of $107.9 million, or diluted EPS of $2.67, on revenue of $386.9 million Solid adjusted PTPP ROA(1) of 2.35%, ROA(1) of 1.45%, ROTCE(1) of 17.76% Net interest margin expanded 31 basis points to 4.31% Delivered full year loan growth of 23%, funded by high quality deposit base which grew 26% YoY Maintained strong capital ratios with CET1 at 10.35% and TCE/TA(1) at 9.06% Successfully completed $1.2 billion merger and integration of Inland Bancorp, Inc. Revenue Diluted EPS Efficiency ratio Capital Deposits Loans and Leases 20% Y/Y $386.9 million 14% Y/Y $2.67 Improved 237 bps Y/Y 52.62% $990.2 million $7.2 billion $6.7 billion 3 29% Y/Y 23% Y/Y 26% Y/Y Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix.

2.13% 2.27% Reported(1)(2) Adjusted(1)(2) 16.68% 17.88% Reported(1)(2) Adjusted(1)(2) ROTCE $0.68 $0.73 Reported Adjusted(1) 1.34% 1.44% Reported(2) Adjusted(1)(2) ROAA $29.6 million $31.8 million Reported Adjusted(1) 51.63% 48.64% Reported Adjusted(1) Efficiency Ratio Fourth Quarter 2023 Highlights 4 Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. Annualized. Strong Financial Performance Net Income Diluted EPS PTPP ROAA 10.35% Common Equity Tier 1 +10% Increase in Tangible Book Value / Share QoQ +12.7% Increase in Deposits(2) +4.9% Increase in Loans and Leases(2) 93.4% Loan/deposit ratio GAAP EPS of $0.68; adjusted EPS(1) of $0.73 4Q23 earnings impacted by $1.0 million of merger-related expenses Record Pre-Tax Pre-Provision income (1) of $47.2 million; Pre-Tax Pre-Provision ROAA(1) of 2.13% Revenue of $100.8 million, up 20% YoY  Net interest income of $86.3 million, up 25% YoY Net interest margin (FTE)(1) of 4.09% Loan and lease yields stood at 7.42% Disciplined expense management with adjusted operating expenses(1): $50.6 million Adj. efficiency ratio(1): 48.64% Adj. NIE/AA(1): 2.28%, down 15 bps YoY

Loan and Lease Trends ($ in millions) Total Loans & Leases and Average Yield Portfolio Composition Total loans and leases were $6.7 billion at 4Q23, an increase of $81.7 million, or 4.9% annualized from 3Q23 Originated $240.6 million in new loans, net of loan sales in 4Q23 Production driven by commercial and lease originations of $86.6 million and $79.4 million, respectively Payoff activity increased by $67.6 million from 3Q23 to $252.3 million Cumulative Loan Beta(1): 42% Highlights Utilization Rates 55% LTM Average Originations and Payoffs Cumulative Beta excluding loan accretion is calculated as the change in yield on loans and leases from 4Q21 to 4Q23 divided by the change in average Fed Funds from 4Q21 to 4Q23. 5

(1) $ Balance % of Portfolio Unguaranteed $382.5 5.7% Guaranteed 70.8 1.1% Total SBA 7(a) Loans $453.3 6.8% Unguaranteed $40.3 0.6% Guaranteed 21.2 0.3% Total USDA Loans $61.5 0.9% Unguaranteed Loan Portfolio by Industry A leading SBA 7(a) lender for Government Fiscal Year 2023 #5 SBA 7(a) lender in the United States #1 SBA 7(a) and 504 lender in Illinois Closed $135.3 million in loan commitments in 4Q23, up 19% LQ and 12% YoY SBA 7(a) portfolio $453.3 million, down $8.4 million from 3Q23 ACL/Unguaranteed loan balance ~7.8% $1.7 billion in serviced government guaranteed loans for investors in 4Q23 Government-Guaranteed Lending ($ in millions) On Balance Sheet SBA 7(a) & USDA Loans Total SBC Closed Loan Commitments Highlights Represents sectors with less than 5% of the total portfolio. 6

Cost of Interest-Bearing Deposits Total deposits were $7.2 billion, up 12.8% annualized from 3Q23 Net deposit growth includes the redemption of $69.1 million in brokered CDs Commercial deposits accounted for 46.5% of total deposits and represent 77.5% of all non-interest-bearing deposits Cost of deposits increased 29 bps in 4Q23, due to mix changes Cumulative total deposit beta remains low at ~45% since the beginning of the current tightening cycle Deposit Trends ($ in millions) Deposit Composition Highlights Average Non-Interest-Bearing Deposits Deposit Beta(1) Interest-Bearing Deposits: 61% Total Deposits: 45% 7 Beta calculation is based on change in deposit cost divided by change in Fed Funds from 4Q21 to 4Q23.

Net Interest Income and Net Interest Margin Trends *($ in millions)*

Net Interest Income



$ 76,604
$ 75,718
$ 76,166
$ 92,452
$ 86,285
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023

Highlights

- Net interest income was $86.3 million, down 6.7% from 3Q23
- Net interest margin decreased 38 basis points from 3Q23 to 4.08%
  - Full year NIM expanded 31 bps to 4.31%
- Loan and lease yield stood at 7.42%

Interest Rate Sensitivity Over a One-Year Time Horizon

- Static balance sheet: net interest income sensitivity reduced by 1.8% YoY
- Rates -100 bps: ~$12 million or ~3.3% decline in NII or ~$3.0 million per 25 bps
- Ramp -100 bps: ~$9 million or ~2.5% decline in NII or ~$2.25 million per 25 bps

Repricing Mix



Other
4%
Prime
22%
Fixed
48%
SOFR
26%

NIM, Yields, and Costs



6.31%
6.83%
7.18%
7.68%
7.42%
4.39%
4.38%
4.32%
4.46%
4.08%
2.17%
2.04%
2.03%
2.45%
2.53%
0.73%
1.15%
1.70%
2.13%
2.42%
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Average Loan and Lease Yield
Net Interest Margin
Taxable Securities Yield
Cost of Deposits

NIM Bridge



4.46%
0.07%
0.05%
0.01%
0.01%
(0.25%)
(0.17%)
(0.10%)
4.08%
3Q23 NIM
Loans and leases
Borrowed funds
Interest bearing cash + Securities
Hedge
Loan accretion
Time deposits
Core deposits
4Q23 NIM

Byline Bancorp, Inc. | 8 |

Government Guaranteed Loan Sales $89.1 million of guaranteed loans sold in 4Q23 Loans held for sale increased to $18.0 million in 4Q23 Non-interest income was $14.5 million, up 17.2% from 3Q23 Non-interest income levels excluding FV mark on loan servicing asset remained stable FV mark on net servicing asset improved by $2.4 million LQ $1.2 million gain on the change in fair value of equity securities Volume Sold and Average Net Premiums Non-Interest Income Trends ($ in millions) Total Non-Interest Income Highlights Net Gains on Sales of Loans 9 (1) Other includes net servicing losses for 4Q22 and 3Q23.

(1) Non-interest expenses decreased to $53.6 million from $57.9 million in 3Q23, primarily driven by merger-related expenses taken in Q3 $3.0 million decrease in salaries and employee benefits $1.5 million decrease in both data processing and legal, audit and other professional Excluding significant items of $3.0 million, adjusted non-interest expense(1) stood at $50.6 million; adjusted efficiency ratio(1): 48.64% Disciplined expense management with adjusted NIE/AA(1): 2.28%, down 7 bps LQ & 43 bps YoY Efficiency Ratio Non-Interest Expense Trends ($ in millions) Non-Interest Expense Highlights Non-Interest Expense Bridge 10 Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. ($5.3) ($0.9) ($0.8) ($0.2) $1.0 $0.3 $1.6 $57.9 $53.6

Note: Delinquencies represent accruing loans and leases past due 30 days or more. Delinquencies to Total Loans and Leases represent delinquencies divided by period end loans and leases. Delinquencies Asset Quality Trends ($ in millions) Net Charge-offs NPLs / Total Loans & Leases 11 Allowance for Credit Losses (ACL)

Strong Liquidity and Securities Portfolio

Liquidity Position

- Cash and cash equivalents of $226.1 million
- $1.4 billion investment portfolio (~99.9% AFS)
- $2.3 billion of available borrowing capacity
  - Liquidity coverage of uninsured deposits ~126% as of quarter end
- Loans/Deposits ratio of 93.4%, down 182 basis points from 3Q23
- Uninsured Deposits stood at 26.7% and trends well below all peer bank averages

Highlights

- HTM portfolio of $1.2 million *($8,000 in unrealized losses)*
- Securities portfolio duration: 4.8 years; net of hedges: ~4.3 years
- Securities portfolio annual cash flow: ~$240 million
- Total securities yield of 2.55%, up 7 basis points from 3Q23
- AOCI / TCE[3]: ~12.7%

% of Uninsured Deposits Industry Comparisons[1]

	>$500B	$250B - $500B	$100B - $250B	$50B - $100B	$10B - $50B	$1B - $10B
Median	41.9%	32.5%	37.0%	38.5%	37.4%	30.8%
Byline Bank	26.7%	26.7%	26.7%	26.7%	26.7%	26.7%

Percent of Insured Deposits[2]


73%
Median: 63%
BY
Bank 1
Bank 2
Bank 3
Bank 4
Bank 5
Bank 6
Bank 7
Bank 8
Bank 9
Bank 10
Bank 11
Bank 12
Bank 13
Bank 14
Bank 15
Bank 16
Bank 17
Bank 18
Bank 19
Bank 20
Bank 21
Bank 22
Bank 23

AFS Portfolio by Type


Muni 6%
Treasury & Agency 18%
Asset-backed 3%
Corporate 3%
Non-agency MBS, CMBS 7%
Agency MBS, CMBS 63%

(1) Source: SNL Financial, and company filings. Financial data as of quarter ended September 30, 2023 or most recent available.
(2) Source: Company's 3Q23 Form 10-Q | Calculation: (total deposits uninsured deposits) / total consolidated deposits | Byline 2023 Proxy Peer Group.
(3) Represents a non-GAAP financial measure. See "Non-GAAP Reconciliation" in the appendix.

Byline Bancorp, Inc. | 12 |

(1) Return on Average Tangible Common Equity Strong Capital Position Capital Ratios 13 Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. Strong Capital Base Common Equity Tier 1 Capital Priorities: TCE operating target range(1) is between 8% and 9%: currently at 9.06% $990 million total stockholders’ equity $450 million of balance sheet hedges to protect market value risk 1. Fund Organic Growth 2. Dividend 3. M&A 4. Buyback (1)

Our Strategy Remains Consistent 14 Maintain Balance Sheet Strength Continue to Invest in the Business Capitalize on Market Opportunities Deliver Strong Financial Results Grow our Commercial Client Franchise 1 2 3 4 5 Leverage our Capabilities 6 Differentiated approach to grow loans and deposits organically in targeted market segments Maintain a strong balance sheet, ample capital flexibility and strong asset quality Continue to invest in digital capabilities to improve the customer experience and gain operational efficiencies Attract additional high-quality talent to the organization and pursue opportunistic M&A opportunities Generate consistently strong financial results for our stockholders Leverage all our capabilities to deepen share of wallet and acquire new customers

4Q23 Earnings Presentation Appendix

Granular Deposit Base

A **strength** of our franchise is our well **diversified** deposit base…

~73% of Total Deposits are FDIC Insured



Consumer Deposits, $3.9 billion
Commercial Deposits, $3.3 billion
Insured
92%
Uninsured
8%
Uninsured
50%
Insured
50%
Total Deposits
$7.2 Billion
as of 12/31/23

…with **limited concentration** and granular customer base providing a **stable** source of funding

Consumer Deposits[1]

$3.9 billion at 12/31/23

Customer Base
~123,000
Consumer Accounts

Granular Deposit Base
~$28,000
Average Account Balance



Total Franchise
48
Branches

Core banking footprint in key urban MSAs in Wisconsin and a broad footprint in Chicago, IL

Commercial Deposits

$3.3 billion at 12/31/23

Customer Base
~27,000
Commercial Accounts

Granular Deposit Base
~$121,000
Average Account Balance

(1) Excludes brokered deposits.

Byline Bancorp, Inc. | 16 |

CRE Portfolio: NOO Office Represents 3.3% of Total Loans 17 Non-Owner Occupied Commercial Real Estate Portfolio ($ in millions) 12/31/23 Industrial / Warehouse $582.6 8.7% Multi-family 570.2 8.5% Retail 256.5 3.8% Office 223.9 3.3% Mixed Use 56.9 0.9% Senior Housing / Healthcare 38.4 0.6% Hotel / Motel 26.7 0.4% Other 219.5 3.3% Total $1,974.7 29.5% % of Total Loans Note: Non-Owner Occupied CRE Portfolio includes construction, land, multi-family and non-owner occupied (NOO). CRE portfolio includes owner occupied, non-owner occupied, non-farm, non-residential, construction, and multi-family loans. d Total Loans & Leases $6.7 Billion as of 12/31/23 Office CRE Loans by Size Size Weighted Average Risk Rating Number of Loans Balance Average Balance > $10 million 4.17 5 $74.2 $14.8 $5-$10 million 5.19 10 $76.5 $7.6 $2-$5 million 4.96 15 $52.0 $3.5 < $2 million 4.01 32 $21.2 $0.7 Total 4.69 62 $223.9 $6.7 ($ in millions)

12/31/23 9/30/23 Avg. Commitment $3.6 million $3.4 million ACL % 3.0% 2.8% NCO %(1) 2.57% 0.95% 30+ DLQ % 5.9% 9.8% NPL % 5.9% 4.5% Criticized % 22% 17% Office CRE Portfolio: Diversified Tenants and Markets NCOs / Average loans represents net charge-offs to average loans for the last twelve-month period. Tenant Classification ($ in millions) 12/31/23 Illinois $138.4 North Carolina 26.0 Wisconsin 14.5 New Jersey 11.0 Florida 10.9 Ohio 9.6 Iowa 5.2 Minnesota 3.2 New Mexico 2.2 West Virginia 1.1 Michigan 1.0 Tennessee 0.8 Total Office $223.9 CRE Office: Geographic Mix by State Office Portfolio Metrics Office Portfolio Market Type 18

Projected Acquisition Accounting Accretion Projections are updated quarterly, assumes no prepayments and are subject to change. 19 Projected Accretion(1) ($ in millions)

Financial Summary

(dollars in thousands, except per share data)	As of or For the Three Months Ended			As of or For the Year Ended	
	December 31, 2023	September 30, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Income Statement					
Net interest income	$ 86,285	$ 92,452	$ 76,604	$ 330,621	$ 265,330
Provision for credit losses	7,235	8,803	5,826	31,653	23,879
Non-interest income	14,503	12,376	11,455	56,315	57,314
Non-interest expense	53,584	57,891	50,500	209,603	184,082
Income before provision for income taxes	39,969	38,134	31,733	145,680	114,683
Provision for income taxes	10,365	9,912	7,366	37,802	26,729
Net income	29,604	28,222	24,367	107,878	87,954
Diluted earnings per common share(1)	$ 0.68	$ 0.65	$ 0.65	$ 2.67	$ 2.34
Balance Sheet					
Total loans and leases HFI	$ 6,684,306	$ 6,613,303	$ 5,421,258	$ 6,684,306	$ 5,421,258
Total deposits	7,176,999	6,953,690	5,695,121	7,176,999	5,695,121
Tangible common equity(1)	786,673	714,917	606,929	786,673	606,929
Balance Sheet Metrics					
Loans and leases / total deposits	93.39%	95.21%	96.03%	93.39%	95.19%
Tangible common equity / tangible assets(1)	9.06%	8.18%	8.42%	9.06%	8.42%
Key Performance Ratios					
Net interest margin	4.08%	4.46%	4.39%	4.31%	4.01%
Efficiency ratio	51.63%	53.75%	55.53%	52.62%	54.99%
Adjusted efficiency ratio(1)	48.64%	47.35%	54.50%	49.61%	54.70%
Non-interest income to total revenues	14.39%	11.81%	13.01%	14.55%	17.76%
Non-interest expense to average assets	2.42%	2.66%	2.76%	2.60%	2.62%
Return on average assets	1.34%	1.30%	1.33%	1.34%	1.25%
Adjusted return on average assets(1)	1.44%	1.53%	1.37%	1.45%	1.26%
Pre-tax pre-provision return on average assets (1)	2.13%	2.16%	2.05%	2.20%	1.97%
Dividend payout ratio on common stock	13.24%	13.85%	13.85%	13.48%	3.85%
Tangible book value per common share(1)	$ 17.98	$ 16.35	$ 16.19	$ 17.98	$ 16.19

(1) Represents a non-GAAP financial measure. See "Non-GAAP Reconciliation" in the appendix.

Byline Bancorp, Inc. | 20

Non-GAAP Reconciliation 21 As of or For the Three Months Ended   As of or For the Year Ended                   (dollars in thousands, except per share data) December 31, 2023 September 30, 2023 December 31, 2022 December 31, 2023 December 31, 2022 Net income and earnings per share excluding significant items Reported Net Income $ 29,604 $ 28,222 $ 24,367 $ 107,878 $ 87,954 Significant items: Impairment charges on ROU asset 1,981 394 372 2,395 372 Merger-related expenses 1,035 6,307 538 9,222 538 Tax benefit (793) (1,617) (118) (2,696) (118) Adjusted Net Income   $ 31,827   $ 33,306   $ 25,159   $ 116,799   $ 88,746 Reported Diluted Earnings per Share $ 0.68 $ 0.65 $ 0.65 $ 2.67 $ 2.34 Significant items: Impairment charges on ROU asset 0.05 0.01 0.01 0.06 0.01 Merger-related expenses 0.02 0.15 0.01 0.23 0.01 Tax benefit (0.02) (0.04) — (0.07) — Adjusted Diluted Earnings per Share   $ 0.73   $ 0.77   $ 0.67   $ 2.89   $ 2.36

Non-GAAP Reconciliation (continued) 22 As of or For the Three Months Ended   As of or For the Year Ended               (dollars in thousands) December 31, 2023 September 30, 2023 December 31, 2022 December 31, 2023 December 31, 2022 Adjusted non-interest expense: Non-interest expense $ 53,584 $ 57,891 $ 50,500 $ 209,603 $ 184,082 Significant items Less: Impairment charges on assets held for sale and ROU assets 1,981 394 372 2,395 372 Less: Merger-related expenses 1,035 6,307 538 9,222 538 Adjusted non-interest expense   $ 50,568   $ 51,190   $ 49,590   $ 197,986   $ 183,172 Adjusted non-interest expense ex. amortization of intangible assets: Adjusted non-interest expense $ 50,568 $ 51,190 $ 49,590 $ 197,986 $ 183,172 Less: Amortization of intangible assets 1,550 1,551 1,596 6,011 6,671 Adjusted non-interest expense ex. amortization of intangible assets   $ 49,018   $ 49,639   $ 47,994   $ 191,975   $ 176,501 Pre-tax pre-provision net income: Pre-tax income $ 39,969 $ 38,134 $ 31,733 $ 145,680 $ 114,683 Add: Provision for credit losses 7,235 8,803 5,826 31,653 23,879 Pre-tax pre-provision net income   $ 47,204   $ 46,937   $ 37,559   $ 177,333   $ 138,562 Adjusted pre-tax pre-provision net income: Pre-tax pre-provision net income $ 47,204 $ 46,937 $ 37,559 $ 177,333 $ 138,562 Add: Impairment charges on assets held for sale and ROU assets 1,981 394 372 2,395 372 Add: Merger-related expenses 1,035 6,307 538 9,222 538 Adjusted pre-tax pre-provision net income   $ 50,220   $ 53,638   $ 38,469   $ 188,950   $ 139,472 Tax equivalent net interest Income: Net interest income $ 86,285 $ 92,452 $ 76,604 $ 330,621 $ 265,330 Add: Tax-equivalent adjustment 240 248 214 903 915 Net interest income, fully taxable equivalent   $ 86,525   $ 92,700   $ 76,818   $ 331,524   $ 266,245 Total revenues: Net interest income $ 86,285 $ 92,452 $ 76,604 $ 330,621 $ 265,330 Add: Non-interest income 14,503 12,376 11,455 56,315 57,314 Total revenues   $ 100,788   $ 104,828   $ 88,059   $ 386,936   $ 322,644

Non-GAAP Reconciliation (continued) 23 As of or For the Three Months Ended   As of or For the Year Ended               (dollars in thousands) December 31, 2023 September 30, 2023 December 31, 2022 December 31, 2023 December 31, 2022 Tangible common stockholders' equity: Total stockholders' equity $ 990,151 $ 919,945 $ 765,816 $ 990,151 $ 765,816 Less: Goodwill and other intangibles 203,478 205,028 158,887 203,478 158,887 Tangible common stockholders' equity   $ 786,673   $ 714,917   $ 606,929   $ 786,673   $ 606,929 Tangible assets: Total assets $ 8,881,967 $ 8,943,368 $ 7,362,941 $ 8,881,967 $ 7,362,941 Less: Goodwill and other intangibles 203,478 205,028 158,887 203,478 158,887 Tangible assets   $ 8,678,489   $ 8,738,340   $ 7,204,054   $ 8,678,489   $ 7,204,054 Tangible assets, excluding accumulated other comprehensive loss: Tangible assets $ 8,678,489 $ 8,738,340 $ 7,204,054 $ 8,678,489 $ 7,204,054 Less: Accumulated other comprehensive loss (100,117) (142,159) (117,550) (100,117) (117,550) Tangible assets, excluding accumulated other comprehensive loss   $ 8,778,606   $ 8,880,499   $ 7,321,604   $ 8,778,606   $ 7,321,604 Tangible common stockholders' equity, excluding accumulated other comprehensive loss: Tangible common stockholders' equity $ 786,673 $ 714,917 $ 606,929 $ 786,673 $ 606,929 Less: Accumulated other comprehensive loss (100,117) (142,159) (117,550) (100,117) (117,550) Tangible common stockholders' equity, excluding accumulated other comprehensive loss   $ 886,790   $ 857,076   $ 724,479   $ 886,790   $ 724,479 Average tangible common stockholders' equity: Average total stockholders' equity $ 935,197 $ 924,278 $ 748,292 $ 863,092 $ 776,225 Less: Average goodwill and other intangibles 204,191 202,978 159,680 180,717 162,203 Average tangible common stockholders' equity   $ 731,006   $ 721,300   $ 588,612   $ 682,375   $ 611,563 Average tangible assets: Average total assets $ 8,787,636 $ 8,634,345 $ 7,266,053 $ 8,048,331 $ 7,018,779 Less: Average goodwill and other intangibles 204,191 202,978 159,680 180,717 162,203 Average tangible assets   $ 8,583,445   $ 8,431,367   $ 7,106,373   $ 7,867,614   $ 6,856,576 Tangible net income available to common stockholders: Net income available to common stockholders $ 29,604 $ 28,222 $ 24,367 $ 107,878 $ 87,758 Add: After-tax intangible asset amortization 1,138 1,137 1,170 4,408 4,890 Tangible net income available to common stockholders   $ 30,742   $ 29,359   $ 25,537   $ 112,286   $ 92,648 Adjusted tangible net income available to common stockholders: Tangible net income available to common stockholders $ 30,742 $ 29,359 $ 25,537 $ 112,286 $ 92,648 Impairment charges on assets held for sale and ROU assets 1,981 394 372 2,395 372 Merger-related expenses 1,035 6,307 538 9,222 538 Tax benefit on significant items (793) (1,617) (118) (2,696) (118) Adjusted tangible net income available to common stockholders   $ 32,965   $ 34,443   $ 26,329   $ 121,207   $ 93,440

Non-GAAP Reconciliation (continued) 24 As of or For the Three Months Ended   As of or For the Year Ended               (dollars in thousands, except share and per share data, ratios annualized, where applicable) December 31, 2023 September 30, 2023 December 31, 2022 December 31, 2023 December 31, 2022 Pre-tax pre-provision return on average assets: Pre-tax pre-provision net income $ 47,204 $ 46,937 $ 37,559 $ 177,333 $ 138,562 Average total assets 8,787,636 8,634,345 7,266,053 8,048,331 7,018,779 Pre-tax pre-provision return on average assets   2.13%   2.16%   2.05%   2.20%   1.97% Adjusted pre-tax pre-provision return on average assets: Adjusted pre-tax pre-provision net income $ 50,220 $ 53,638 $ 38,469 $ 188,950 $ 139,472 Average total assets 8,787,636 8,634,345 7,266,053 8,048,331 7,018,779 Adjusted pre-tax pre-provision return on average assets   2.27%   2.46%   2.10%   2.35%   1.99% Net interest margin, fully taxable equivalent Net interest income, fully taxable equivalent $ 86,525 $ 92,700 $ 76,818 $ 331,524 $ 266,245 Total average interest-earning assets 8,387,877 8,220,678 6,922,890 7,677,848 6,630,464 Net interest margin, fully taxable equivalent   4.09%   4.47%   4.40%   4.32%   4.01% Non-interest income to total revenues: Non-interest income $ 14,503 $ 12,376 $ 11,455 $ 56,315 $ 57,314 Total revenues 100,788 104,828 88,059 386,936 322,644 Non-interest income to total revenues   14.39%   11.81%   13.01%   14.55%   17.76% Adjusted non-interest expense to average assets: Adjusted non-interest expense $ 50,568 $ 51,190 $ 49,590 $ 197,986 $ 183,172 Average total assets 8,787,636 8,634,345 7,266,053 8,048,331 7,018,779 Adjusted non-interest expense to average assets   2.28%   2.35%   2.71%   2.46%   2.61% Adjusted efficiency ratio: Adjusted non-interest expense excluding amortization of intangible assets $ 49,018 $ 49,639 $ 47,994 $ 191,975 $ 176,501 Total revenues 100,788 104,828 88,059 386,936 322,644 Adjusted efficiency ratio   48.64%   47.35%   54.50%   49.61%   54.70% Adjusted return on average assets: Adjusted net income $ 31,827 $ 33,306 $ 25,159 $ 116,799 $ 88,746 Average total assets 8,787,636 8,634,345 7,266,053 8,048,331 7,018,779 Adjusted return on average assets   1.44%   1.53%   1.37%   1.45%   1.26% Adjusted return on average stockholders' equity: Adjusted net income $ 31,827 $ 33,306 $ 25,159 $ 116,799 $ 88,746 Average stockholders' equity 935,197 924,278 748,292 863,092 776,225 Adjusted return on average stockholders' equity   13.50%   14.30%   13.34%   13.53%   11.43%

Non-GAAP Reconciliation (continued) 25 As of or For the Three Months Ended   As of or For the Year Ended               December 31, 2023 September 30, 2023 December 31, 2022 December 31, 2023 December 31, 2022 Tangible common equity to tangible assets: Tangible common equity $ 786,673 $ 714,917 $ 606,929 $ 786,673 $ 606,929 Tangible assets 8,678,489 8,738,340 7,204,054 8,678,489 7,204,054 Tangible common equity to tangible assets   9.06%   8.18%   8.42%   9.06%   8.42% Tangible common stockholders' equity, excluding accumulated other comprehensive loss to tangible assets, excluding accumulated other comprehensive loss Tangible common stockholders' equity, excluding accumulated other comprehensive loss $ 886,790 $ 857,076 $ 724,479 $ 886,790 $ 724,479 Tangible assets, excluding accumulated other comprehensive loss: 8,778,606 8,880,499 7,321,604 8,778,606 7,204,054 Tangible common stockholders' equity, excluding accumulated other comprehensive loss to tangible assets, excluding accumulated other comprehensive loss   10.10%   9.65%   9.90%   10.10%   10.06% Return on average tangible common stockholders' equity: Tangible net income available to common stockholders $ 30,742 $ 29,359 $ 25,537 $ 112,286 $ 92,648 Average tangible common stockholders' equity 731,006 721,300 588,612 682,375 611,563 Return on average tangible common stockholders' equity   16.68%   16.15%   17.21%   16.46%   15.15% Adjusted return on average tangible common stockholders' equity: Adjusted tangible net income available to common stockholders $ 32,965 $ 34,443 $ 26,329 $ 121,207 $ 93,440 Average tangible common stockholders' equity 731,006 721,300 588,612 682,375 611,563 Adjusted return on average tangible common stockholders' equity   17.89%   18.95%   17.75%   17.76%   15.28% Tangible book value per share: Tangible common equity $ 786,673 $ 714,917 $ 606,929 $ 786,673 $ 606,929 Common shares outstanding 43,764,056 43,719,203 37,492,775 43,764,056 37,492,775 Tangible book value per share   $ 17.98   $ 16.35   $ 16.19   $ 17.98   $ 16.19 Accumulated other comprehensive loss to tangible common equity: Accumulated other comprehensive loss $ 100,117 $ 142,159 $ 117,550 $ 100,117 $ 117,550 Tangible common equity 786,673 714,917 606,929 786,673 606,929 Accumulated other comprehensive loss to tangible common equity   12.7%   19.9%   19.4%   12.7%   19.4%